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                UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                                P. Bruce Camacho
                                 Terry J. Kryshak
                                Ranell M. Jacobson
                                 Melissa T. Hall
                               Lesley G. Silvester
                                Allen R. Freedman
                                 Dale E. Gardner
                                Esther L. Nelson
                                H. Carroll Mackin

DO HEREBY JOINTLY AND SEVERALLY AUTHORIZE Christopher M. Grinnell, Richard J. Wirth, Shane E. Daly, John F. Kennedy, Sarah Patterson and Brian Buckley to sign as their agent any registration statement, pre-effective amendment, post-effective amendment and any application for exemptive relief or order of substitution for Union Security Life Insurance Company of New York under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with the variable annuity products reinsured with Hartford Life Insurance Company.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

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/s/ P. Bruce Camacho                                                   Dated as of September 6, 2005
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P. Bruce Camacho


/s/ Terry J. Kryshak                                                   Dated as of September 6, 2005
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Terry J. Kryshak


/s/ Ranell M. Jacobson                                                 Dated as of September 6, 2005
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Ranell M. Jacobson


/s/ Melissa T. Hall                                                    Dated as of September 6, 2005
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Melissa T. Hall


/s/ Lesley G. Silvester                                                Dated as of September 6, 2005
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Lesley G. Silvester


/s/ Allen R. Freedman                                                  Dated as of September 6, 2005
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Allen R. Freedman


/s/ Dale E. Gardner                                                    Dated as of September 6, 2005
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Dale E. Gardner


/s/ Esther L. Nelson                                                   Dated as of September 6, 2005
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Esther L. Nelson


/s/ H. Carroll Mackin                                                  Dated as of September 6, 2005
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H. Carroll Mackin

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